EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Advanced Battery Technologies, Inc.
136-14 Northern Blvd., Ste. 8E
Flushing, NY   11354
U.S.A.

Dear Sirs:

     We consent to the use in the Registration Statement on Form S-8 of our report dated March 17, 2006 with respect to the financial statements of Advanced Battery Technologies, Inc. and subsidiaries for the years ended December 31, 2005 and 2004.


                                                /s/ PKF
                                                ----------------------------
                                                PKF
Hong Kong                                       Certified Public Accountants
April 21, 2006